Exhibit 99.2

Supplemental Financial Reporting Package  First Quarter 2015  Rexford Industrial Realty, Inc.  NYSE: REXR  11620 Wilshire Blvd  Suite 1000  Los Angeles, CA 90025  310-966-1680  www.RexfordIndustrial.com

Table of Contents  Section Page  Corporate Data:  Investor Company Summary... 3  Financial and Portfolio Highlights and Common Stock Data............................................................................................................................................................... 4  Consolidated and Combined Financial Results:  Consolidated and Combined Balance Sheet....................................................................................................................................................................................... 5  Consolidated and Combined Statement of Operations...................................................................................................................................................................... 6 - 7  Non-GAAP FFO and AFFO Reconciliations.......................................................................................................................................................................................... 8 - 9  Statement of Operations Reconciliations........................................................................................................................................................................................... 10 - 11  Same Property Portfolio Performance............................................................................................................................................................................................... 12 - 13  Joint Venture Financial Summary....................................................................................................................................................................................................... 14 - 15  Capitalization Summary... 16  Debt Summary... 17  Debt Covenants... 18  Portfolio Data:  Portfolio Overview... 19  Occupancy and Leasing Trends... 20  Leasing Statistics... 21  Top Tenants and Lease Segmentation............................................................................................................................................................................................... 22  Capital Expenditure Summary... 23  Properties Under Repositioning... 24  Acquisitions and Dispositions Summary............................................................................................................................................................................................. 25  Net Asset Value Components... 26  Fixed Charge Coverage Ratio... 27  Definitions / Discussion of Non-GAAP Financial Measures................................................................................................................................................................ 28 - 29  Disclosures:  First Quarter 2015 Page 2  Supplemental Financial Reporting Package  Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements  presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and  unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from  those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter  into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global  economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the  Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and  potential liability for uninsured losses and environmental contamination.  For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see Item 1A. Risk Factors in our 2014 Annual Report on Form 10-K, which was filed with  the Securities and Exchange Commission (“SEC”) on March 9, 2015. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information,  data or methods, future events or other changes.

Investor Company Summary  Senior Management Team  Howard Schwimmer Co-Chief Executive Officer, Director  Michael S. Frankel Co-Chief Executive Officer, Director  Adeel Khan Chief Financial Officer  Patrick Schlehuber Director of Acquisitions  Bruce Herbkersman Director of Construction & Development  Shannon Lewis Director of Leasing & Asset Management  Ashley Arthur Director of Property Operations  Board of Directors  Richard Ziman Chairman  Howard Schwimmer Co-Chief Executive Officer, Director  Michael S. Frankel Co-Chief Executive Officer, Director  Robert L. Antin Director  Steven C. Good Director  Peter Schwab Director  Tyler H. Rose Director  Company Contact Information  11620 Wilshire Blvd  Suite 1000  Los Angeles, CA 90025  310-966-1680  www.RexfordIndustrial.com  Investor Relations Information  ICR  Brad Cohen and Stephen Swett  www.icrinc.com  212-849-3882  Equity Research Coverage  Bank of America Merrill Lynch James Feldman  Citigroup Investment Research Emmanuel Korchman  D.A Davidson Barry Oxford  J.P. Morgan Michael W. Mueller, CFA  Jeffries LLC Tayo Okusanya  Wells Fargo Securities Brendan Maiorana, CFA  Wunderlich Securities Craig Kucera  First Quarter 2015 Page 3  Supplemental Financial Reporting Package  Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding  our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its  management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or  recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.

Financial and Portfolio Highlights and Common Stock Data [1]

(in thousands except per share figures and portfolio statistics)

	Three Months Ended			
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Financial Results:				
Total rental revenues	$ 21,063	$ 19,576	$ 17,755	$ 14,718
Net income (loss)	$ 81	$ 145	$ (679)	$ 81
Net income (loss) per common share - basic and diluted	$ 0.00	$ 0.00	$ (0.02)	$ 0.00
Company share of Recurring FFO	$ 10,085	$ 8,932	$ 7,700	$ 6,091
Recurring FFO per common share - basic and diluted	$ 0.20	$ 0.21	$ 0.23	$ 0.24
Company share of FFO	$ 9,513	$ 8,145	$ 6,960	$ 5,508
FFO per common share - basic and diluted	$ 0.19	$ 0.19	$ 0.21	$ 0.22
EBITDA	$ 11,819	$ 10,334	$ 9,456	$ 7,769
Adjusted EBITDA	$ 12,927	$ 12,585	$ 11,149	$ 10,325
Dividend declared per common share	$ 0.12	$ 0.12	$ 0.12	$ 0.12
Portfolio Statistics:				
Portfolio SF - consolidated	10,253,580	9,829,020	8,633,812	7,908,456
Ending occupancy - consolidated portfolio	89.5%	90.7%	91.8%	90.5%
Pro-forma occupancy including uncommenced leases	90.8%	90.7%	92.3%	91.1%
Leasing spreads - cash[2]	4.5%	1.9%	3.6%	5.2%
Leasing spreads - GAAP[3]	11.6%	11.8%	10.3%	17.1%
Same Property Performance:				
Total rental revenue growth	4.2%	8.8%	3.6%	4.8%
Total property expense growth	-3.4%	4.1%	3.9%	-4.1%
NOI growth	7.4%	10.7%	3.5%	8.3%
Cash NOI growth	7.3%	9.7%	3.8%	3.3%
Same Property Portfolio ending occupancy	92.4%	92.1%	90.4%	89.8%
Stabilized Same Property Portfolio ending occupancy	94.9%	93.7%	91.7%	--
Same Property Portfolio occupancy growth (ppt)	2.1%	2.3%	2.5%	1.4%
Capitalization:				
Common stock price at quarter end	$ 15.81	$ 15.71	$ 13.84	$ 14.24
Common shares issued and outstanding	54,909,083	43,382,425	43,059,742	25,420,381
Total shares and units issued and outstanding at period end [4]	57,205,769	45,705,769	45,705,769	28,429,640
Weighted average shares outstanding - basic and diluted	50,683,528	43,234,602	33,527,183	25,419,418
Total equity market capitalization	$ 904,423	$ 718,038	$ 632,568	$ 404,838
Total consolidated debt	269,879	357,076	269,699	369,679
Total debt (pro-rata)[5]	269,879	357,076	275,924	375,904
Total combined market capitalization	1,126,761	1,066,508	847,951	771,470
Ratios:				
Net debt (pro-rata) to total combined market capitalization	19.7%	32.7%	25.4%	47.5%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	4.3x	6.9x	4.9x	8.9x

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth for total combined new and renewal leases executed during Q4-14 is 3.3%.

[3] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for total combined new and renewal leases executed during Q4-14 is 13.3%.

[4] Includes the following number of OP Units held by noncontrolling interests: 2,296,686 (March 31, 2015), 2,323,344 (December 31,2014), 2,646,027 (September 30, 2014) and 3,009,259 (June 30, 2014). Excludes the following number of shares of unvested restricted stock: 420,280 (March 31, 2015), 320,017 (December 31,2014), 198,141 (September 30, 2014) and 203,264 (June 30, 2014).

[5] Includes our 15% share of debt in our Mission Oaks joint venture as of September 30, 2014 and June 30, 2014. During the three months ended December 31, 2014, in connection with the JV's disposition of 3001 & 3175 Mission Oaks Blvd., the JV repaid the $41.5 million loan secured by the properties located at 3001, 3175 and 3233 Mission Oaks Blvd.

First Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 4

Consolidated Balance Sheets

(in thousands)

	Rexford Industrial Realty, Inc.				
	3/31/15	12/31/14[1]	9/30/14[1]	6/30/14[1]	3/31/14[1]
Assets					
Investments in real estate, net	$ 902,747	$ 853,578	$ 722,689	$ 651,920	$ 510,690
Cash and cash equivalents	47,541	8,606	60,541	9,272	6,344
Restricted cash	-	-	307	379	352
Notes receivable	13,135	13,137	13,138	13,136	13,135
Rents and other receivables, net	1,892	1,812	1,738	1,455	1,238
Deferred rent receivable	5,520	5,165	4,547	4,314	3,885
Deferred leasing costs, net	3,744	3,608	3,275	2,640	2,294
Deferred loan costs, net	1,895	2,045	2,195	2,344	1,006
Acquired lease intangible assets, net[2]	26,504	28,136	23,558	22,621	13,110
Indefinite-lived intangible	5,271	5,271	5,271	5,271	5,271
Other assets	5,534	4,699	4,552	2,568	4,573
Acquisition related deposits	250	2,110	-	1,450	1,550
Investment in unconsolidated real estate entities	4,013	4,018	5,744	5,758	5,778
Assets associated with real estate held for sale	-	-	-	1,958	1,995
Total Assets	$ 1,018,046	$ 932,185	$ 847,555	$ 725,086	$ 571,221
Liabilities					
Notes payable	$ 269,541	$ 356,362	$ 269,011	$ 369,020	$ 212,448
Interest rate swap liability	3,279	1,402	228	459	-
Accounts payable and accrued expenses	11,566	10,053	9,519	5,708	6,216
Dividends payable	6,639	5,244	5,191	3,075	3,066
Acquired lease intangible liabilities, net[3]	2,903	3,016	1,921	1,970	1,547
Tenant security deposits	9,112	8,768	7,927	7,396	6,901
Prepaid rents	1,144	1,463	1,329	964	766
Liabilities associated with real estate held for sale	-	-	-	293	282
Total Liabilities	304,184	386,308	295,126	388,885	231,226
Equity					
Common stock	549	434	431	255	255
Additional paid in capital	719,199	542,318	538,248	312,451	312,131
Cumulative distributions in excess of earnings	(28,235)	(21,673)	(16,574)	(10,784)	(7,782)
Accumulated other comprehensive income (loss)	(3,147)	(1,331)	158	(410)	269
Total stockholders' equity	688,366	519,748	522,263	301,512	304,873
Noncontrolling interests	25,496	26,129	30,166	34,689	35,122
Total Equity	713,862	545,877	552,429	336,201	339,995
Total Liabilities and Equity	$ 1,018,046	$ 932,185	$ 847,555	$ 725,086	$ 571,221

[1] For comparability, certain prior period amounts have been reclassified to conform to current period presentation.

[2] Includes net above-market tenant lease intangibles of $3,312 (March 31, 2015), $3,644 (Dec. 31 2014), $3,474 (Sept. 30, 2014), $3,443 (June 30, 2014) and $1,488 (March 31, 2014).

[3] Includes net below-market tenant lease intangibles of $2,666 (March 31, 2015), $2,771 (Dec. 31 2014), $1,668 (Sept. 30, 2014), $1,716 (June 30, 2014) and $1,284 (March 31, 2014).

First Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 5

Consolidated Statements of Operations

Quarterly Results

(unaudited and in thousands, except share count and per share figures)

	Three Months Ended				
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Rental Revenues					
Rental revenues	$ 18,557	$ 16,719	$ 15,516	$ 12,773	$ 11,628
Tenant reimbursements	2,184	2,417	2,052	1,681	1,511
Management, leasing, and development services	132	206	171	249	234
Other income	190	234	16	15	42
Total rental revenues	21,063	19,576	17,755	14,718	13,415
Interest income	277	282	281	278	276
Total Revenues	21,340	19,858	18,036	14,996	13,691
Operating Expenses					
Property expenses	5,771	5,477	4,879	3,892	4,134
General and administrative	3,546	3,486	3,273	2,780	2,605
Depreciation and amortization	9,884	8,443	8,032	6,003	6,130
Total Operating Expenses	19,201	17,406	16,184	12,675	12,869
Other Expense					
Acquisition expenses	233	627	426	652	333
Interest expense	1,826	1,655	1,957	1,537	1,251
Total Other Expense	2,059	2,282	2,383	2,189	1,584
Total Expenses	21,260	19,688	18,567	14,864	14,453
Equity in income (loss) from unconsolidated real estate entities	1	(25)	2	(51)	45
Loss on sale of real estate	-	-	(150)	-	-
Net Income (Loss) from Continuing Operations	81	145	(679)	81	(717)
Discontinued Operations					
Income from discontinued operations before gains on sale of real estate	-	-	-	-	21
Gain on sale of real estate	-	-	-	-	2,125
Income from Discontinued Operations	-	-	-	-	2,146
Net Income (Loss)	$ 81	$ 145	$ (679)	$ 81	$ 1,429
Net Income (Loss) attributable to:					
Common shareholders	$ 27	$ 107	$ (623)	$ 49	$ 1,261
Noncontrolling interests	4	-	(80)	8	152
Participating securities	50	38	24	24	16
Net Income (Loss)	$ 81	$ 145	$ (679)	$ 81	$ 1,429
Earnings per Common Share - Basic and Diluted					
Net income (loss) available to common stockholders	$ 0.00	$ 0.00	$ (0.02)	$ 0.00	$ 0.05
Weighted average shares outstanding - basic and diluted	50,683,528	43,234,602	33,527,183	25,419,757	25,419,418

First Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 6

Consolidated Statements of Operations (in thousands)  Quarterly Results (unaudited results)  2015 2014  Rental Revenues  Rental revenues $ 18,557 $ 11,628  Tenant reimbursements 2,184 1,511  Management, leasing, and development services 132 234  Other income 190 42  Total rental revenues 21,063 13,415  Interest income 277 276  Total Revenues 21,340 13,691  Operating Expenses  Property expenses 5,771 4,134  General and administrative 3,546 2,605  Depreciation and amortization 9,884 6,130  Total Operating Expenses 19,201 12,869  Other Expense  Acquisition expenses 233 333  Interest expense 1,826 1,251  Total Other Expense 2,059 1,584  Total Expenses 21,260 14,453  Equity in income from unconsolidated real estate entities 1 45  Net Income (Loss) from Continuing Operations 81 (717)  Discontinued Operations  Income from discontinued operations before gains on sale of real estate - 21  Gain on sale of real estate - 2,125  Income from Discontinued Operations - 2,146  Net Income $ 81 $ 1,429  Net Income attributable to:  Common shareholders $ 27 1,261  Noncontrolling interests 4 152  Participating securities 50 16  Net Income $ 81 $ 1,429  First Quarter 2015 Page 7  Supplemental Financial Reporting Package  Rexford Industrial Realty, Inc.  Three Months Ended March 31,

Non-GAAP FFO [1]

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended				
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Funds From Operations (FFO)					
Net Income (loss)	$ 81	$ 145	$ (679)	$ 81	$ 1,429
Add:					
Depreciation and amortization, including amounts in discontinued operations	9,884	8,443	8,032	6,003	6,137
Depreciation and amortization from unconsolidated joint ventures	28	66	103	103	85
Loss on sale of real estate	-	-	150	-	-
Deduct:					
Gain on sale of real estate	-	-	-	-	2,125
Gain on sale of real estate from unconsolidated joint ventures	-	3	-	-	-
FFO	9,993	8,651	7,606	6,187	5,526
Company share of FFO [2]	$ 9,513	$ 8,145	$ 6,960	$ 5,508	$ 4,925
FFO per share - basic and diluted	$ 0.19	$ 0.19	$ 0.21	$ 0.22	$ 0.19
FFO	$ 9,993	$ 8,651	$ 7,606	$ 6,187	$ 5,526
Add:					
Non-recurring legal fees[3]	369	205	380	-	-
Acquisition Expenses	233	627	426	652	333
Recurring FFO	$ 10,595	$ 9,483	$ 8,412	$ 6,839	$ 5,859
Company share of Recurring FFO [2]	$ 10,085	$ 8,932	$ 7,700	$ 6,091	$ 5,223
Recurring FFO per share - basic and diluted	$ 0.20	$ 0.21	$ 0.23	$ 0.24	$ 0.21
Weighted-average shares outstanding - basic and diluted	50,683,528	43,234,602	33,527,183	25,419,757	25,419,418
Weighted-average diluted shares and units	52,989,102	45,705,769	36,511,737	28,429,016	28,428,677

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] Company share of FFO is based on the weighted average interest in our operating partnership of 95.6%, 94.6%, 91.8%, 89.4% and 89.4% for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. Company share of FFO excludes FFO allocated to participating securities of $71, $38, $24, $24 and $16 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[3] Non-recurring legal fees relate to litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 8

Non-GAAP AFFO [1]

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended				
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Adjusted Funds From Operations (AFFO)					
Funds From Operations	$ 9,993	$ 8,651	$ 7,606	$ 6,187	$ 5,526
Add:					
Amortization of deferred financing costs	209	206	205	144	129
Fair value lease expense	39	115	151	73	81
Acquisition costs	233	627	426	655	333
Non-cash stock compensation	348	250	340	279	172
Straight line corporate office rent expense adjustment	24	-	-	-	-
Deduct:					
Straight line rental revenue adjustment	365	595	227	395	184
Capitalized payments [2]	334	302	216	222	249
Note receivable discount amortization	69	68	66	65	64
Note payable premium amortization	92	82	81	35	11
Recurring capital expenditures [3]	392	908	752	447	280
2nd generation tenant improvements and leasing commissions [4]	706	918	1,174	795	275
Unconsolidated joint venture AFFO adjustments	(9)	3	(2)	(3)	(9)
AFFO	$ 8,897	$ 6,973	$ 6,214	$ 5,382	$ 5,187

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] Includes capitalized leasing and construction development compensation.

[3] Excludes nonrecurring capital expenditures of $2,920, $4,118, $2,670, $1,708 and $557 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

[4] Excludes 1st generation tenant improvements and leasing commissions of $236, $640, $423, $31 and $50 for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 9

Statement of Operations Reconciliations [1]

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended									
	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014	
Net Operating Income (NOI)										
Rental revenues	$	18,557	$	16,719	$	15,516	$	12,773	$	11,628
Tenant reimbursements		2,184		2,417		2,052		1,681		1,511
Other income		190		234		16		15		42
Total operating revenues		20,931		19,370		17,584		14,469		13,181
Property expenses		5,771		5,477		4,879		3,892		4,134
Total operating expenses		5,771		5,477		4,879		3,892		4,134
NOI	$	15,160	$	13,893	$	12,705	$	10,577	$	9,047
Fair value lease revenue		39		115		151		73		81
Straight line rental revenue adjustment		(365)		(595)		(227)		(395)		(184)
Cash NOI	$	14,834	$	13,413	$	12,629	$	10,255	$	8,944
Net Income (Loss)	$	81	$	145	$	(679)	$	81	$	(717)
Add:										
General and administrative		3,546		3,486		3,273		2,780		2,605
Depreciation and amortization		9,884		8,443		8,032		6,003		6,130
Acquisition expenses		233		627		426		652		333
Interest expense		1,826		1,655		1,957		1,537		1,251
Loss on sale of real estate		-		-		150		-		-
Subtract:										
Management, leasing, and development services		132		206		171		249		234
Interest income		277		282		281		278		276
Equity in income (loss) from unconsolidated real estate entities		1		(25)		2		(51)		45
NOI	$	15,160	$	13,893	$	12,705	$	10,577	$	9,047
Fair value lease revenue		39		115		151		73		81
Straight line rental revenue adjustment		(365)		(595)		(227)		(395)		(184)
Cash NOI	$	14,834	$	13,413	$	12,629	$	10,255	$	8,944

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 10

Statement of Operations Reconciliations (1)  (in thousands)  (unaudited results)  March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 March 31, 2014  Net income (loss) $ 81 $ 145 $ (679) $ 81 $ 1 ,429  Interest expense 1,826 1,655 1,957 1,537 1,251  Proportionate share of interest expense from  unconsolidated joint ventures - 25 43 45 57  Depreciation and amortization 9,884 8,443 8,032 6,003 6,130  Depreciation and amortization included in discontinued operations - - - - 7  Proportionate share of real estate related depreciation and  amortization from unconsolidated joint ventures 28 66 103 103 85  EBITDA $ 11,819 $ 10,334 $ 9,456 $ 7,769 $ 8 ,959  Stock-based compensation amortization 348 250 340 279 172  Loss (Gain) on sale of real estate - - 150 - (2,125)  Non-recurring legal fees(2) 369 205 380 - -  Acquisition expenses 233 627 426 652 333  Pro forma effect of acquisitions(3) 158 1,169 497 1,625 203  Pro forma effect of dispositions(4) - - (100) - (28)  Adjusted EBITDA $ 12,927 $ 12,585 $ 11,149 $ 10,325 $ 7 ,514  (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.  (2) Non-recurring legal fees relate to Litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.  (3) Represents the estimated impact of Q1'15 acquisitions as if they had been acquired January 1, 2015, Q4'14 acquisitions as if they had been acquired October 1, 2014,  Q3'14 acquisitions as if they had been acquired on July 1, 2014, Q2'14 acquisitions as if they had been acquired on April 1, 2014 and Q1'14 acquisitions as if they had been  acquired on January 1, 2014. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of  EBITDA had we owned the acquired entities as of the beginning of each period.  (4)Represents the effect of dispositions as if they had occurred at the beginning of the quarter disposed. See the dispositions section on page 25 for additional details.  First Quarter 2015 Page 11  Supplemental Financial Reporting Package  Rexford Industrial Realty, Inc.  Three Months Ended

Same Property Portfolio Performance (1)  (in thousands)  Statement of Operations and NOI Reconciliation (unaudited results)  Same Property Portfolio Statement of Operations:  2015 2014 $ Change % Change  Rental Revenues  Rental revenues $ 11,753 $ 11,150 $ 603 5.4%  Tenant reimbursements 1,338 1,405 (67) (4.8%)  Other operating revenues 37 44 (7) (15.9%)  Total rental revenues 13,128 12,599 529 4.2%  Interest income 277 275 2 0.7%  Total Revenues 13,405 12,874 531 4.1%  Operating Expenses  Property expenses 3,598 3,725 (127) (3.4%)  Depreciation and amortization 4,550 5,661 (1,111) (19.6%)  Total Operating Expenses 8,148 9,386 (1,238) (13.2%)  Other Expense  Interest expense 236 289 (53) (18.3%)  Total Other Expense 236 289 (53) (18.3%)  Total Expenses 8,384 9,675 (1,291) (13.3%)  Net Income $ 5,021 $ 3,199 $ 1,822 57.0%  Same Property Portfolio NOI Reconciliation:  NOI 2015 2014 $ Change % Change  Net Income $ 5,021 $ 3,199  Add:  Interest expense 236 289  Depreciation and amortization 4,550 5,661  Deduct:  Interest income 277 275  NOI $ 9,530 $ 8,874 $ 656 7.4%  Straight-line rents (98) (134)  Amort. above/below market leases 57 107  Cash NOI $ 9,489 $ 8,847 $ 642 7.3%  (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.  First Quarter 2015 Page 12  Supplemental Financial Reporting Package  Three Months Ended March 31,  Three Months Ended March 31,

Same Property Portfolio Performance (1)

NOI Reconciliation, Portfolio Detail, and Occupancy

(in thousands)

(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014	$ Change	% Change
Rental revenues	$ 11,753	$ 11,150	$ 603	5.4%
Tenant reimbursements	1,338	1,405	(67)	(4.8%)
Other operating revenues	37	44	(7)	(15.9%)
Total rental revenue	13,128	12,599	529	4.2%
Property expenses	3,598	3,725	(127)	(3.4%)
NOI	$ 9,530	$ 8,874	$ 656	7.4%
Straight-line rents	(98)	(134)	36	(26.9%)
Amort. above/below market leases	57	107	(50)	(46.7%)
Cash NOI	9,489	8,847	$ 642	7.3%

Same Property Portfolio Rollforward:

	Three Month Same Property Portfolio Rollforward			
	# of Properties	Square Feet	Wtd Avg. Occupancy	
			2014/2015	2013/2014
Period ended December 31, 2014 and 2013[2]	56	5,316,189	92.1%	89.8%
Additions[3]	6	769,034		
Period ended March 31, 2015 and 2014	62	6,085,223	92.4%	90.3%

Same Property Portfolio Occupancy:

	Three Months Ended March 31,			
	2015		2014	
Occupancy:	Same Property Portfolio	Stabilized Same Property Portfolio[4]	Same Property Portfolio	Stabilized Same Property Portfolio[4]
Los Angeles County	93.8%	98.6%	91.8%	91.8%
Orange County	96.4%	96.4%	95.0%	95.0%
San Bernardino County	95.6%	95.6%	87.5%	87.5%
Ventura County	90.8%	90.8%	93.5%	93.5%
San Diego County	81.6%	81.6%	79.3%	79.3%
Total/Weighted Average	92.4%	94.9%	90.3%	90.3%

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2) Square footage decreased by 5,118 due to renovations at our property located at 15140 & 15148 Bledosoe St. during the current quarter.

(3) Reflects the addition of Yorba Linda Business Park, The Park, Bonita, Thompson, Madera Road (Industrial) and Vanowen to the Same Property Portfolio for the three months ended March 31, 2015.

(4) Reflects the occupancy of our Same Property Portfolio adjusted for spaces aggregating 160,399 sqft that were classified as repositioning as of March 31, 2015. For additional details, refer to page 24 of this report.

First Quarter 2015
Supplemental Financial Reporting Package

Page 13

Joint Venture Financial Summary (in thousands)  Balance Sheet (unaudited results)  March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014  Assets:  Investments in real estate, net $ 20,635 $ 20,268 $ 56,488 56,439  Cash and cash equivalents 2,573 2,331 1,105 427  Rents and other receivables, net 220 231 309 182  Deferred rent receivable - - 251 212  Deferred leasing costs and acquisition  related intangible assets, net 164 290 4,211 4,569  Deferred loan costs, net - - 79 106  Acquired above-market leases, net 44 110 557 646  Other assets 28 19 54 64  Total Assets $ 23,664 $ 23,249 $ 63,054 62,645  Liabilities:  Notes payable $ - $ - $ 41,500 $ 41,500  Accounts payable, accrued expenses and other liabilities 930 678 930 727  Deferred rent payable 4 11 - -  Tenant security deposits 292 292 277 277  Prepaid rents 129 - 127 124  Total Liabilities 1,355 981 42,834 42,628  Equity:  Equity 8,202 8,202 19,462 19,462  Accumulated deficit and distributions 14,107 14,066 758 555  Total Equity 22,309 22,268 20,220 20,017  Total Liabilities and Equity $ 23,664 $ 23,249 $ 63,054 $ 62,645  Rexford Industrial Realty, Inc. Ownership %: 15% 15% 15% 15%  (1) These financials represent amounts attributable to the entities and do not represent our proportionate share.  First Quarter 2015 Page 14  Supplemental Financial Reporting Package  Mission Oaks (1)

Joint Venture Financial Summary (1)  (in thousands)  Statement of Operations (unaudited results)  Statement of Operations:  March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014  Income Statement  Rental revenues $ 348 $ 807 $ 1,300 $ 1,291  Tenant reimbursements 315 355 823 630  Other operating revenues - - - -  Total revenue 663 1,162 2,123 1,921  Total operating expense 425 555 934 745  NOI 238 607 1,189 1,176  General and administrative 12 11 14 28  Depreciation and amortization 185 442 687 686  Interest expense - 165 285 299  Loss on Extinguishment of Debt - 70 - -  Gain on sale of assets/investments - (13,389) - -  Total expense 622 (12,146) 1,920 1,758  Net Income $ 41 $ 13,308 $ 203 $ 163  EBITDA  Net income $ 41 $ 13,308 $ 203 $ 163  Interest expense - 165 285 299  Depreciation and amortization 185 442 687 686  EBITDA $ 226 $ 13,915 $ 1,175 $ 1,148  Rexford Industrial Realty, Inc. Ownership %: 15% 15% 15% 15%  Reconciliation - Equity Income in Joint Venture:  Net income $ 41 $ 13,308 $ 203 $ 163  Rexford Industrial Realty, Inc. Ownership %: 15% 15% 15% 15%  Company share 6 1,996 30 24  Intercompany eliminations/basis adjustments (5) (2,021) (28) (75)  Equity in net income from unconsolidated real estate entities $ 1 $ (25) $ 2 $ (51)  (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.  (2) These financials represent amounts attributable to the entities and do not represent our proportionate share.  First Quarter 2015 Page 15  Supplemental Financial Reporting Package  Mission Oaks (2)  Three Months Ended

Capitalization Summary  (unaudited results)  Capitalization as of March 31, 2015  Description March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014  Common shares (1) 54,909,083 43,382,425 43,059,742 25,420,381  Operating partnership units 2 ,296,686 2,323,344 2,646,027 3,009,259  Total shares and units at period end (1) 57,205,769 45,705,769 45,705,769 28,429,640  Share price at end of quarter $ 15.81 $ 15.71 $ 13.84 $ 14.24  Total Equity Market Capitalization $ 904,423,208 $ 718,037,631 $ 632,567,843 $ 404,838,074  Total consolidated debt $ 269,879,000 $ 357,076,000 $ 269,699,000 $ 369,679,177  Plus: pro-rata share of debt related to unconsolidated JV's - - 6,225,000 6,225,000  Total Debt (pro-rata) $ 269,879,000 $ 357,076,000 $ 275,924,000 $ 375,904,177  Less: Cash and cash equivalents (47,541,000) (8,606,000) (60,541,000) (9,272,000)  Net Debt (pro-rata) $ 222,338,000 $ 348,470,000 $ 215,383,000 $ 366,632,177  Total Combined Market Capitalization $ 1,126,761,208 $ 1,066,507,631 $ 847,950,843 $ 771,470,251  Net debt (pro-rata) to total combined market capitalization 19.7% 32.7% 25.4% 47.5%  Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized) 4.3x 6.9x 4.9x 8.9x  (1) Excludes the following number of unvested shares of restricted stock: 420,280 (March 31, 2015), 320,017 (December 31, 2014), 198,141 (September 30, 2014) and 203,264 (June 30, 2014).  First Quarter 2015 Page 16  Supplemental Financial Reporting Package

Debt Summary (in thousands)  (unaudited results)  Debt Detail:  As of March 31, 2015  Debt Description  Initial  Maturity Date  Maturity Date w/  Extensions  Stated/Swapped  Interest Rate  Effective  Interest Rate Balance  Secured Debt:  Glendale Commerce Center 5/1/2016 5/1/2018 LIBOR + 2.00% 2.176% $ 42,750  $60mm Term Loan 8/1/2019 8/1/2020 LIBOR + 1.90% 2.076% 30,000  $60mm Term Loan (Swap Effective 1/15/15) 8/1/2019 8/1/2020 3.726% 3.726% 30,000  Gilbert/La Palma 3/1/2031 N/A 5.125% 5.125% 3,141  2980 San Fernando 7/1/2015 N/A 5.088% 5.088% 10,105  12907 Imperial Highway 4/1/2018 N/A 5.950% 5.950% 5,383  Term Loan 7/24/2017 7/24/2019 LIBOR + 1.55% 1.738% 48,500  Unsecured Debt:  $100M Term Loan Facility 6/11/2019 N/A LIBOR + 1.35% 1.526% 100,000  $200M Revolving Credit Facility 6/11/2018 6/11/2019 LIBOR + 1.40% 1.576% (1) -  Total Consolidated: 2.236% $ 269,879  (1) At March 31, 2015, there was no outstanding balance, but the facility remails subject to a 0.3% unused commitment fee.  Consolidated Debt Composition:  Category  Avg. Term Remaining  (yrs)  Stated  Interest Rate Effective Interest Rate Balance % of Total  Fixed 4.1 4.35% 4.35% $ 4 8,629 18%  Variable(1) 3.2 LIBOR + 1.59% 1.77% $ 221,250 82%  Secured 2.9 2.65% $ 169,879 63%  Unsecured facility 4.2 1.53% $ 100,000 37%  (1) On February 4, 2014 we executed two forward interest rate swaps that will effectively fix the annual interest rate on our $60mm term loan in the future as follows: (i) $30mm at 3.726% from 1/15/15 to 2/15/19, and  (ii) $30mm at 3.91% from 7/15/15 to 2/15/19. On August 19, 2014 we executed two forward interest rate swaps that will effectively fix the annual interest rate on our $100mm term loan in the future as follows:  (i) $50mm at 1.79% plus the applicable term loan facility margin from 8/14/15 - 12/14/18, and (ii) $50mm at 2.005% plus the applicable term loan facility margin from 2/16/16 to 12/14/18. If all of our swaps  were effective as of March 31, 2015, our consolidated debt would be 66% fixed and 34% variable.  Debt Maturity Schedule: Year Secured Unsecured Debt Total % Total Interest Rate  2015 10,105 - 10,105 4% 5.088%  2016 42,750 - 42,750 16% 2.176%  2017 48,500 - 48,500 18% 1.738%  2018 5,383 - 5,383 2% 5.950%  2019 60,000 100,000 160,000 59% 2.042%  Thereafter 3,141 - 3,141 1% 5.125%  Total $ 169,879 $ 100,000 $ 2 69,879 100% 2.236%  First Quarter 2015 Page 17  Supplemental Financial Reporting Package

Debt Covenants  (unaudited results)  Unsecured Revolving Credit Facility and Term Loan Facility Covenants  Covenant March 31, 2015(1)  Maximum Leverage Ratio less than 60% 26.6%  Maximum Secured Leverage Ratio less than 45% 16.7%  Maximum Recourse Debt less than 15% 1.1%  Minimum Tangible Net Worth $582,432,000 $762,145,000  Minimum Fixed Charge Coverage Ratio at least 1.50 to 1.00 7.60 to 1.00  Unencumbered Leverage Ratio less than 60% 13.1%  Unencumbered Interest Coverage Ratio at least 1.75 to 1.00 7.55 to 1.00  (1) Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement.  First Quarter 2015 Page 18  Supplemental Financial Reporting Package

Portfolio Overview

at 3/31/15 (unaudited results)

Consolidated Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
Greater San Fernando Valley	23	100.0%	2,614,216	76.5%	$ 18,722	$9.36
San Gabriel Valley	10	100.0%	1,213,095	99.1%	9,283	$7.72
Central LA	2	100.0%	238,153	100.0%	1,619	$6.80
Mid-Counties	5	100.0%	623,510	99.4%	4,404	$7.10
South Bay	11	100.0%	648,648	91.0%	4,712	$7.98
Los Angeles County	51	100.0%	5,337,622	87.1%	38,740	$8.33
North Orange County	6	100.0%	644,016	96.5%	5,515	$8.87
West Orange County	1	100.0%	170,865	100.0%	1,408	$8.24
South Orange County	1	100.0%	46,178	100.0%	371	$8.04
OC Airport	6	100.0%	511,270	84.5%	3,622	$8.38
Orange County	14	100.0%	1,372,329	92.6%	10,916	$8.59
Inland Empire West	9	100.0%	961,184	96.0%	6,621	$7.18
Inland Empire East	2	100.0%	85,282	100.0%	532	$6.24
San Bernardino County	11	100.0%	1,046,466	96.3%	7,153	$7.10
Ventura	10	100.0%	1,057,306	91.8%	7,835	$8.07
Ventura County	10	100.0%	1,057,306	91.8%	7,835	$8.07
North County San Diego	6	100.0%	584,254	76.3%	4,079	$9.16
Central San Diego	9	100.0%	776,988	97.6%	8,472	$11.17
South County San Diego	1	100.0%	78,615	98.5%	620	$8.01
San Diego County	16	100.0%	1,439,857	89.0%	13,171	$10.28
CONSOLIDATED TOTAL / WEIGHTED AVERAGE	102	100.0%	10,253,580	89.5%	$ 77,815	$8.48

Unconsolidated Joint Ventures:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
Ventura	1	15.0%	68,370	39.7%	$ 242	$8.92
UNCONSOLIDATED TOTAL / WEIGHTED AVERAGE	1	15.0%	68,370	39.7%	$ 242	$8.91

Total Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
GRAND TOTAL / WEIGHTED AVERAGE	103	96.4%	10,321,950	89.2%	$ 78,057	$8.48

(1) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of March 31, 2015, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 19

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Occupancy:					
Los Angeles County	87.1%	91.0%	95.7%	92.7%	91.3%
Orange County	92.6%	92.1%	90.3%	91.9%	95.0%
San Bernardino County	96.3%	92.1%	88.1%	88.9%	88.8%
Ventura County	91.8%	91.4%	87.8%	88.5%	93.5%
San Diego County	89.0%	86.3%	82.4%	83.6%	79.3%
Other	--	--	--	79.5%	85.0%
Total/Weighted Average	89.5%	90.7%	91.8%	90.5%	90.2%
Consolidated Portfolio SF	10,253,580	9,829,020	8,633,812	7,908,456	6,533,452

Leasing Activity:

	Three Months Ended				
	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Leasing Activity (SF): [1]					
New leases	458,301	201,269	253,422	208,819	307,102
Renewal	319,849	229,226	438,251	363,798	351,995
Gross leasing	778,150	430,495	691,673	572,617	659,097
Expiring leases	625,534	388,816	624,995	582,344	618,303
Net absorption	152,616	41,679	66,678	-9,727	40,794
Retention rate	51%	59%	70%	62%	57%

Weighted Average New/Renewal Leasing Spreads:

	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Cash Rent Change	4.5%	1.9%[2]	3.6%	5.2%	3.6%
GAAP Rent Change	11.6%	11.8%[3]	10.3%	17.1%	11.5%

[1] Excludes month-to-month tenants.

[2] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth total leases is 3.3%.

[3] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for total leases is 13.3%.

First Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 20

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
First Quarter 2015:					
New	72	458,301	4.7	5.7%	15.1%
Renewal [(1)]	69	319,849	2.3	3.9%	10.2%
Total/Weighted Average	141	778,150	3.8	4.5%	11.6%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Annualized Base Rent per SF
Los Angeles County	113,440	$ 953	$ 39,693	89.2%	$8.33
Orange County	1,265	13	10,929	92.7%	$8.59
San Bernardino County	5,152	39	7,193	96.8%	$7.10
Ventura County	-	-	7,835	91.8%	$8.07
San Diego County	10,523	116	13,286	89.7%	$10.29
Total/Weighted Average	130,380	$ 1,121	$ 78,936	90.8%	$8.48

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	-	1,072,969	-	-	-
MTM Tenants	115	235,449	$ 2,402	3.1%	$10.20
2015	285	1,380,928	11,799	15.2%	$8.54
2016	352	2,649,667	21,150	27.2%	$7.98
2017	236	1,857,097	15,766	20.3%	$8.49
2018	104	938,000	8,326	10.7%	$8.88
2019	33	728,417	5,984	7.7%	$8.21
2020	20	759,633	6,962	8.9%	$9.16
2021	7	149,433	1,877	2.4%	$12.56
2022	5	147,284	690	0.9%	$4.68
2023	1	67,838	882	1.1%	$13.01
2024	2	266,865	1,977	2.5%	$7.41
Total Portfolio	1,160	10,253,580	$ 77,815	100.0%	$8.48

[(1)] 100% of lease renewals during the quarter achieved flat or positive cash rent growth.

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 21

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Cosmetic Laboratories of America	LA - San Fern. Valley	319,348	2.3%	$5.64	6/30/2020
Dendreon Corporation	OC - West	170,865	1.8%	$8.24	12/31/2019
Senior Operations	LA - San Fern. Valley	130,800	1.5%	$8.88	11/30/2024
Biosense Webster	LA - San Gabriel Valley	89,920	1.5%	$12.76	10/31/2020(1)
Warehouse Specialists	LA - San Gabriel Valley	245,961	1.4%	$4.44	11/30/2017
Department of Corrections	Inland Empire West	58,781	1.4%	$18.13	3/31/2020
Tarnik, Inc.	LA - San Fern. Valley	138,980	1.2%	$6.60	4/30/2016
Exelis Inc.	LA - San Gabriel Valley	67,838	1.1%	$13.01	9/30/2023
Kingsbridge International	Ventura	136,065	1.0%	$6.00	1/31/2024
Sohnen Enterprise	LA - Mid Counties	153,080	1.0%	$5.20	9/30/2016(2)
Top 10 Total / Wtd. Avg.		1,511,638	14.2%	$7.34	

(1) Includes 1,120 square feet expiring 9/30/2016, 12,800 square feet expiring 9/30/2017 and 76,000 square feet expiring 10/31/2020, as of March 31, 2015.

(2) Includes 56,322 square feet expiring 7/31/2015 and 96,758 square feet expiring 9/30/2016, as of March 31, 2015.

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	831	1,693,322	$ 17,602	22.6%	$10.40
5,000 - 9,999	128	877,709	8,859	11.4%	$10.09
10,000 - 24,999	133	2,097,179	18,684	24.0%	$8.91
25,000 - 49,999	34	1,236,344	10,427	13.4%	$8.43
>50,000	34	3,276,057	22,243	28.6%	$6.79
Total / Wtd. Avg.	1,160	9,180,611	$ 77,815	100.0%	$8.48

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 22

Capital Expenditure Summary  (unaudited results, data represents consolidated portfolio only on a pro rata basis)  Quarter Ended March 31, 2015:  Amount SF(1) PSF  Tenant Improvements:  New Leases - 1st Generation $ 138,000 88,075 $ 1.57  New Leases - 2nd Generation $ 363,000 140,348 $ 2.59  Renewals $ 78,000 39,497 $ 1.97  Leasing Commissions & Lease Costs:  New Leases - 1st Generation $ 98,000 66,938 $ 1.46  New Leases - 2nd Generation $ 243,000 184,908 $ 1.31  Renewals $ 23,000 65,690 $ 0.35  Total Recurring Capex:  Recurring Capex $ 392,000 10,034,780 $ 0.04  Recurring Capex % NOI 2.6%  Recurring Capex % Operating Revenue 1.9%  Nonrecurring Capex $ 2,920,000 3,032,647 $ 0.96  (1) For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases  in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio  for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.  First Quarter 2015 Page 23  Supplemental Financial Reporting Package

Properties and Space Under Repositioning  As of March 31, 2015 (unaudited results, in thousands, except square footage)  Repositioning Properties  Property (Submarket)  Rentable  Square Feet  Acquisition  Date Start Completion  Purchase  Price Repositioning  Cumulative  Investment-todate(1)  Projected Total  Investment(2)  Occ %  3/31/15  Actual Cash  NOI  1Q-2015(3)  Estimated  Annual  Stabilized Cash  NOI  Estimated  Period to  Stabilization  (months)(6)  CURRENT REPOSITIONING:  7110 Rosecrans Ave. (South Bay) 72,000 Jan-14 3Q-2014 1Q-2015 $ 5 ,000 $ 6 80 $ 5 ,680 $ 5 ,878 50% $ 4 7 $ 4 17 5 - 11  1601 Alton Pkwy. (OC Airport) 124,000 Jun-14 4Q-2014 1Q-2016 $ 13,276 $ 5 88 $ 1 3,864 $ 1 6,447 40% $ 101 $ 9 96 21 - 27  605 8th Street (San Fernando Valley) 56,780 Aug-14 4Q-2014 3Q-2015 $ 5 ,075 $ 44 $ 5 ,119 $ 7 ,207 0% $ (31) $ 4 39 9 - 15  7900 Nelson Rd. (San Fernando Valley) 203,082 Nov-14 1Q-2015 3Q-2015 $ 24,287 $ 1 03 $ 2 4,390 $ 2 7,065 0% $ 101 (4) $ 1,676 21 - 27  9401 De Soto Ave (San Fernando Valley) 150,263 Mar-15 2Q-2015 3Q-2015 $ 14,075 $ - $ 1 4,075 $ 1 6,906 0% $ - $ 1,007 11 - 17  TOTAL/WEIGHTED AVERAGE 606,125 $ 61,713 $ 1,415 $ 6 3,128 $ 7 3,503 14% $ 218 (5) $ 4,535  FUTURE REPOSITIONING:  2610 & 2701 S. Birch St. (OC Airport) 98,230 Jun-14 $ 11,000 $ 5 $ 1 1,005 $ 1 3,606 100% $ 5 0 $ 8 68  679-691 S. Anderson St. (Central LA) 47,490 Nov-14 $ 6 ,490 $ 7 $ 6 ,497 $ 6 ,990 100% $ 4 9 $ 4 42  TOTAL/WEIGHTED AVERAGE 145,720 $ 17,490 $ 12 $ 1 7,502 $ 2 0,596 100% $ 9 9 $ 1,310  (1)Cumulative investment-to-date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.  (2)Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.  (3)Represents the actual net operating income for each property for the three months ended March 31, 2015.  (4)Includes $100 nonrecurring filming revenue.  (5)Actual NOI for the three months ended March 31, 2015, reflects the capitalization of $162 of real estate property taxes. We will continue to capitalize real estate property taxes during the period in which construction is taking place to  get each repositioning property ready for its intended use.  (6)Represents the estimated remaining number of months, as of March 31, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up property.  Repositioning Space  Property (Submarket)  Rentable  Square  Feet  Space Under  Repositioning Start Completion  Occ %  3/31/15  Actual Cash  NOI  1Q-2015(1)  Estimated  Annual  Stabilized Cash  NOI  Estimated  Period to  Stabilization  (months)(2)  CURRENT REPOSITIONING:  28340 - 28400 Avenue Crocker (San Fernando Valley) 90,722 70,325 4Q-2014 1Q-2015 22% $ (18) $ 4 82 8 - 14  28159 Avenue Stanford (San Fernando Valley) 79,701 18,074 4Q-2014 2Q-2015 68% $ 6 6 $ 6 82 13 - 19  15140 & 15148 Bledsoe St. (San Fernando Valley) 133,356 72,000 1Q-2015 3Q-2015 46% $ 6 9 $ 8 82 9 - 15  TOTAL/WEIGHTED AVERAGE 303,779 160,399 45% $ 117 $ 2,046  (1)Represents the actual net operating income for each property for the three months ended March 31, 2015.  (2)Represents the estimated remaining number of months, as of March 31, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up repositioning space.  First Quarter 2015 Page 24  Supplemental Financial Reporting Package  Est. Construction Period  Est. Construction Period Costs Incurred

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at March 31, 2015
Jul-14	3116 W. Avenue 32	3116 W. Avenue 32	LA - San Fern. Valley	100,500	$11.0	100%	86%
Jul-14	Chatsworth Industrial Park	21040 Nordoff St.; 9035 Independence Ave.; 21019-21045 Osborne St.	LA - San Fern. Valley	153,212	$16.8	100%	100%
Jul-14	Avenue Kearny	24935 & 24955 Avenue Kearny	LA - San Fern. Valley	138,980	$11.5	100%	100%
Aug-14	605 8th Street[(1)]	605 8th Street	LA - San Fern. Valley	55,516	$5.1	65%	0%
Sep-14	9120 Mason Ave.	9120 Mason Ave.	LA - San Fern. Valley	319,348	$30.5	100%	100%
Nov-14	679 Anderson	679-691 S. Anderson St.	LA - Central	47,490	$6.5	100%	100%
Nov-14	7900 Nelson Rd.[(1)]	7900 Nelson Road	LA - San Fern. Valley	203,082	$24.3	0%	0%
Dec-14	10509 Business Dr.	10509 Business Dr.	Inland Empire West	130,788	$9.0	100%	100%
Dec-14	13231 Slover Ave	13231 Slover Ave	Inland Empire West	109,463	$7.6	100%	100%
Dec-14	240 Ivy Ave.	240 West Ivy Ave.	LA - South Bay	45,685	$5.9	100%	100%
Dec-14	3000-3150 Paseo Mercado	3000-3150 Paseo Mercado	Ventura County	132,187	$11.6	86%	83%
Dec-14	2350-2380 Eastman Ave	2350-2380 Eastman Avenue	Ventura County	55,296	$6.0	93%	100%
Dec-14	1800 Eastman Ave	1800 Eastman Avenue	Ventura County	33,332	$3.3	100%	100%
Dec-14	2360-2364 E. Sturgis Rd	2360-2364 E. Sturgis Road	Ventura County	49,624	$4.1	96%	96%
Dec-14	201 Rice Avenue	201 Rice Avenue	Ventura County	137,785	$13.7	97%	98%
Dec-14	11120-11160 Hindry Ave	11120, 11160, 11200 Hindry Ave	LA - South Bay	63,654	$11.9	88%	90%
Dec-14	6970-7374 Convoy Court	6970-7170 and 7310-7374 Convoy Court	San Diego - Central	187,763	$32.3	98%	99%
Jan-15	8902-8940 Activity Rd	8902-8940 Activity Road	San Diego - Central	112,501	$18.5	93%	92%
Jan-15	12907 Imperial Hwy	12907 Imperial Highway	LA - Mid-counties	101,080	$12.2	100%	100%
Mar-15	1210 Red Gum	1210 North Red Gum St	OC - North	64,570	$7.7	100%	100%
Mar-15	9401 De Soto[(1)]	9401 De Soto Ave	LA - San Fern. Valley	150,263[(2)]	$14.1	0%	0%

(1) As of March 31, 2015, this property was undergoing repositioning. See page 24 for additional details.

(2) Represents the expected square footage of the building after completion of the planned repositioning. At acquisition, the property was measured at 153,984 square feet.

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale
Jan-14	Kaiser	1335 Park Center Drive	San Diego - North	124,997	$10.1	User sale
Mar-14	Madera - Office	2900 N. Madera Road	Ventura County	63,305	$4.4	Non core business
Aug-14	Zenith	500-560 Zenith Dr.	Other	37,992	$1.8	Non-strategic location

First Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 25

Net Asset Value Components

at 3/31/15 (unaudited and in thousands, except share count)

Net Operating Income

ProForma Net Operating Income (NOI)[1][2]	For the Three Months Ended March 31, 2015	
Total operating revenues	$	20,931
Property operating expenses		(5,771)
Pro forma effect of acquisitions[3]		158
ProForma NOI		15,318
Fair value lease revenue		39
Straight line rental revenue adjustment		(365)
ProForma Cash NOI	$	14,992

Balance Sheet Items

Other assets and liabilities	March 31, 2015	
Cash and cash equivalents	$	47,541
Notes receivable		13,135
Rents and other receivables, net		1,892
Other assets		5,534
Acquisition related deposits		250
Accounts payable, accrued expenses and other liabilities		(11,566)
Dividends payable		(6,639)
Tenant security deposits		(9,112)
Prepaid rents		(1,144)
Total other assets and liabilities	$	39,891

Debt and Shares Outstanding

Total consolidated debt[4]	$	269,879
Common shares outstanding[5]		54,909,083
Operating partnership units outstanding		2,296,686

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2) ProForma Net Operating Income as calculated does not reflect the potential incremental value from properties and space under repositioning. See page 24 for additional details.

(3) Represents the estimated impact of Q1'15 acquisitions as if they had been acquired January 1, 2015.

(4) Excludes net deferred loan fees and net loan premium aggregating $338.

(5) Excludes 420,280 shares of unvested shares of restricted stock.

First Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 26

Fixed Charge Coverage Ratio  at 3/31/15 (unaudited and in thousands)  March 31, 2015 December 31, 2014  EBITDA $ 11,819 $ 10,334  Recurring cash distributions from unconsolidated joint ventures 34 89  Fair value lease expense 39 115  Non-cash stock compensation 348 250  Straight line corporate office rent expense adjustment 24 -  Straight line rental revenue adjustment (365) (595)  Capitalized payments (334) (302)  Note receivable discount amortization (69) (68)  Recurring capital expenditures (392) (908)  2nd generation tenant improvements and leasing commissions (706) (918)  Unconsolidated joint venture AFFO adjustments 9 (3)  Cash flow for fixed charge coverage calculation $ 10,407 $ 7,994  Cash interest expense calculation detail:  Interest expense $ 1,826 $ 1,655  Capitalized interest 10 42  Note payable premium amortization 92 82  Amortization of deferred financing costs (209) (206)  Cash interest expense $ 1,719 $ 1,573  Fixed Charge Coverage Ratio 6.1x 5.1x  First Quarter 2015 Page 27  Supplemental Financial Reporting Package  For the Three Months Ended

Definitions / Discussion of Non-GAAP Financial Measures  First Quarter 2015 Page 28  Supplemental Financial Reporting Package  Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll,  (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO  as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance  of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of  our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to  net income (as computed in accordance with GAAP) as a measure of our performance.  Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.  Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for  seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.  Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or  replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any  other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property  existing at the time such property was acquired.  Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.  EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial  properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity  REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure  of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an  alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted  EBITDA includes add backs of non-cash stock based compensation expense, loss on extinguishment of debt, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.  Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.  Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed  in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated  partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary  impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.  We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation  and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our  properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with  the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to  pay dividends.  Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance  measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with  GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Definitions / Discussion of Non-GAAP Financial Measures  First Quarter 2015 Page 29  Supplemental Financial Reporting Package  Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space. Considered  completed once investment is fully or nearly fully deployed and the property is marketable for leasing.  Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.  NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other  income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and  gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis  to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor  the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a  measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net  income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance  with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.  Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties  under repositioning, short-term leases, and space that has been vacant for over one year.  Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude  properties under repositioning, short-term leases, and space that has been vacant for over one year.  Same Property Portfolio: Determined independently for each period presented. Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us during the entire span of both periods being  compared. The Company’s computation of same property performance may not be comparable to other REITs.  Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non-recurring expenses and acquisition expenses.  Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning.  Proforma NOI: Proforma NOI is calculated by adding to NOI the estimated impact of current period acquisitions as if they had been acquired at the beginning of the reportable period. These estimates do not purport to be indicative of what operating  results would have been had the acquisitions actually occured at the beginning of the reportable period and may not be indicative of future operating results.  Space Under Repositioning: Defined as space held vacant in order to implement capital improvements to change the leasing functionality of that space. Considered completed once the repositioning has been completed and the unit is marketable  for leasing.